Federated Hermes Real Return Bond Fund
Portfolio of Investments
December 31, 2020 (unaudited)
Principal Amount or Shares			Value
		U.S. TREASURIES—97.5%
		U.S. Treasury Notes—97.5%
$2,300,880		U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2022	$2,342,382
1,873,690		U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2022	1,913,108
1,415,363		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2022	1,459,392
2,467,372		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2024	2,642,774
1,268,613		U.S. Treasury Inflation-Protected Notes, 0.125%, 10/15/2024	1,359,744
2,520,175		U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2025	2,709,790
2,308,096		U.S. Treasury Inflation-Protected Notes, 0.125%, 10/15/2025	2,508,788
2,024,100		U.S. Treasury Inflation-Protected Notes, 0.125%, 1/15/2030	2,256,289
3,554,495		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2030	3,985,420
1,323,335		U.S. Treasury Inflation-Protected Notes, 0.250%, 7/15/2029	1,496,991
1,215,348		U.S. Treasury Inflation-Protected Notes, 0.250%, 2/15/2050	1,446,148
1,647,000		U.S. Treasury Inflation-Protected Notes, 0.375%, 7/15/2025	1,808,428
1,596,675		U.S. Treasury Inflation-Protected Notes, 0.375%, 7/15/2027	1,796,566
1,266,744		U.S. Treasury Inflation-Protected Notes, 0.500%, 1/15/2028	1,435,980
3,144,840		U.S. Treasury Inflation-Protected Notes, 0.625%, 4/15/2023	3,311,398
2,789,875		U.S. Treasury Inflation-Protected Notes, 0.625%, 1/15/2024	2,994,157
1,095,840		U.S. Treasury Inflation-Protected Notes, 0.625%, 1/15/2026	1,223,008
2,265,080		U.S. Treasury Inflation-Protected Notes, 0.625%, 2/15/2043	2,824,125
2,074,640	[1]	U.S. Treasury Inflation-Protected Notes, 0.750%, 7/15/2028	2,413,433
806,638		U.S. Treasury Inflation-Protected Notes, 0.750%, 2/15/2042	1,027,045
774,025		U.S. Treasury Inflation-Protected Notes, 0.750%, 2/15/2045	999,225
2,835,855		U.S. Treasury Inflation-Protected Notes, 0.875%, 1/15/2029	3,333,626
539,340		U.S. Treasury Inflation-Protected Notes, 0.875%, 2/15/2047	725,235
549,465		U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2046	749,704
527,955		U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2048	735,500
620,862		U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2049	874,858
1,675,875		U.S. Treasury Inflation-Protected Notes, 1.375%, 2/15/2044	2,414,717
1,864,365		U.S. Treasury Inflation-Protected Notes, 1.750%, 1/15/2028	2,288,406
1,967,865		U.S. Treasury Inflation-Protected Notes, 2.000%, 1/15/2026	2,339,390
1,204,710		U.S. Treasury Inflation-Protected Notes, 2.125%, 2/15/2040	1,866,262
1,010,667		U.S. Treasury Inflation-Protected Notes, 2.125%, 2/15/2041	1,584,415
1,243,233		U.S. Treasury Inflation-Protected Notes, 2.375%, 1/15/2025	1,452,465
909,585		U.S. Treasury Inflation-Protected Notes, 2.500%, 1/15/2029	1,195,129
		TOTAL U.S. TREASURIES (IDENTIFIED COST $56,762,259)	63,513,898
		INVESTMENT COMPANY—2.4%
1,555,289		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08%[2] (IDENTIFIED COST $1,555,856)	1,555,600
		TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $58,318,115)	65,069,498
		OTHER ASSETS AND LIABILITIES - NET—0.1%[3]	89,077
		TOTAL NET ASSETS—100%	$65,158,575

At December 31, 2020, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Future:
[4]United States Treasury Notes 2-Year Long Futures	45	$9,943,946	March 2021	$8,695
Short Futures:
[4]United States Treasury Long Bond Short Futures	20	$3,463,750	March 2021	$44,049
[4]United States Treasury Notes 10-Year Short Futures	30	$4,142,344	March 2021	$(20,224)
[4]United States Treasury Ultra Bond Short Futures	10	$2,135,625	March 2021	$41,462
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$73,982
The average notional value of long and short futures contracts held by the Fund throughout the period was $4,970,567 and $6,296,914, respectively. This is based on the contracts held as of each month-end throughout the three-month fiscal period.
At December 31, 2020, the Fund had no outstanding purchased and written options contracts.
The average market value of purchased put options held by the Fund throughout the period was $1,429. This is based on amounts held as of each month-end throughout the three-month fiscal period.
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 9/30/2020	$1,065,639
Purchases at Cost	$9,716,366
Proceeds from Sales	$(9,226,088)
Change in Unrealized Appreciation/Depreciation	$(174)
Net Realized Gain/(Loss)	$(143)
Value as of 12/31/2020	$1,555,600
Shares Held as of 12/31/2020	1,555,289
Dividend Income	$524

1	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
4	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
■ If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) is registered and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasuries	$—	$63,513,898	$—	$63,513,898
Investment Company	1,555,600	—	—	1,555,600
TOTAL SECURITIES	$1,555,600	$63,513,898	$—	$65,069,498
Other Financial Instruments:[1]
Assets	$94,206	$—	$—	$94,206
Liabilities	(20,224)	—	—	(20,224)
TOTAL OTHER FINANCIAL INSTRUMENTS	$73,982	$—	$—	$73,982

[1]	Other financial instruments are futures contracts